UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 12, 2009

Copart, Inc.

(Exact name of registrant as specified in its charter)

California	0-23255	94-2867490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4665 Business Center Drive
Fairfield, California 94534

(Address of Principal Executive Offices, including Zip Code)

(707) 639-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 12, 2009, Copart, Inc., a California corporation (the “Company”), issued a press release announcing the filing with the Securities and Exchange Commission of a definitive proxy statement for a Special Meeting of Shareholders to be held April 14, 2009.  The full text of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release, dated March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Copart, Inc.

By:	/s/ Paul A. Styer
Paul A. Styer Senior Vice President, General Counsel, and Secretary

Date:  March 12, 2009

EXHIBITS

Exhibit Number	Description

99.1	Press release, dated March 12, 2009